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                              RSI RETIREMENT TRUST

                        SUPPLEMENT DATED MARCH 28, 1997
                      TO PROSPECTUS DATED JANUARY 28, 1997

    On March 27, 1997, the Board of Trustees of RSI Retirement Trust (the "Trust") met and approved several changes relating to one of the two investment sub-advisers of the Emerging Growth Equity Fund. The Board terminated the investment sub-advisory agreement between Retirement System Investors Inc. (the "Investment adviser") and The Putnam Advisory Company, Inc. ("Putnam"), effective as of the close of business on March 31, 1997. The Board then approved a new investment sub-advisory agreement for a portion of the Emerging Growth Equity Fund between the Investment adviser and HLM Management Company, Inc. ("HLM") effective as of April 1, 1997. HLM is entitled to an annual fee of 1.0% of the portfolio's assets up to $25 million, and .75% of the assets in excess of $25 million. The fee is calculated on the basis of the average net asset value as of the last day of each month of each calendar quarter, and is payable as of the last day of each calendar quarter. The annual fee is the same as that paid under the Putnam investment sub-advisory agreement. The HLM investment sub-advisory agreement will be submitted for unitholder approval at the Annual Meeting of Unitholders to be held during June 1997.

    The last two sentences of the second paragraph on page 16 are restated to read as follows:

        HLM Management Company, Inc. uses a team approach to manage the assets of all small cap growth portfolios. For purchases of securities, all five principals must be in agreement. When selling securities, three of the five principals must be in agreement.

    The sixth paragraph on page 48 is restated to read as follows:

        HLM MANAGEMENT COMPANY, INC. ("HLM"), 222 Berkeley Street, Boston, MA 02166, was incorporated in November 1983 and is wholly owned by its three founding principals, A. R. (Buck) Haberkorn, III, Judith P. Lawrie and James J. Mahoney, Jr. All three partners remain as active, full-time members of the firm. HLM has no affiliations with other companies. In 1992, two new principals were hired--Peter J. Grua and Frances M. Hawk. HLM's sole business focus since inception has been the management of small capitalization emerging growth equity and later-stage venture capital investments. HLM began managing small capitalization U.S. public equity investments in June 1984. Assets under management on December 31, 1996 totaled $535 million--$49 million in a Healthcare-only Fund, $70 million in Venture Capital Partnerships and $416 million in separately managed small cap growth company portfolios. HLM has advised the Trust Board that when total assets under management reach $600 million, the firm will stop accepting new clients.

PAST PERFORMANCE OF THE SUB-ADVISOR

    Set forth below are the net average annual total returns for the HLM Composite, compared with the returns for the Lipper Small Company Growth Funds Average and the Russell 2000 Growth Index, for the

                                     (over)
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one, three, five and six and one-quarter year periods ending December 31, 1996.
For your convenience, we have also included performance figures for the Trust's Emerging Growth Equity portfolio. The HLM Composite reflects the performance of separately managed accounts managed similarly to the Emerging Growth Equity portfolio, net of management fees and expenses. Total returns are based on historical results and are not intended to indicate future performance:

                                   ANNUALIZED

                                                        1 YEAR       3 YEARS      5 YEARS    6 1/4 YEARS++
                                                      -----------  -----------  -----------  -------------
HLM Composite*......................................       19.9%        22.0%        17.5%         22.4%
Lipper Small Company Growth Funds Avg.**............       20.2%        15.5%        15.4%         21.4%
Russell 2000 Growth Index***........................       11.3%        12.5%        11.7%         18.2%
RSI Retirement Trust Emerging Growth Equity Fund+...       27.1%        23.4%        21.4%         27.3%

* Returns are for the dollar-weighted composite net returns for the composite of all Small Cap equity accounts under HLM management.

** Performance results reflect an unmanaged index of most U.S. mutual funds and are net of all expenses other than sales charges and redemption fees.

*** Performance results reflect an unmanaged index of securities within the Russell 2000 Index that reflect a greater than average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios. Results are not adjusted for any expenses.

+ Although the Emerging Growth Equity Fund has two sub-advisers, the net return is only available at the Fund level and not for the two firms that have managed the Fund together since October 1, 1990.

++ The Putnam Advisory Company Inc., the investment sub-adviser being replaced by HLM, served as a sub-adviser to the Emerging Growth Equity Fund (for performance reporting purposes) for the 6 1/4 years ended December 31, 1996 (from October 1, 1990).

    The first three sentences of the first full paragraph on page 17 are replaced by the following two sentences:

        In general, the International Equity Fund will invest in stocks of companies whose market capitalizations are in excess of $750 million. While investments in companies with a market capitalization of less then $750 million is permissible, the investments should normally not exceed 25% of the portfolio's total assets.

    The first sentence of the first full paragraph on page 21 is restated to read as follows:

        The Intermediate-Term Bond Fund is a diversified fund which seeks to achieve a total return (i.e., income, including reinvested income, and capital appreciation or depreciation in the net asset value, net of operating expenses) in excess of the Lipper Short-Intermediate (one to five year maturity) U.S. Government Mutual Funds Average measured over a period of three to five years.